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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 11, 2003





                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)





            Texas                        001-15045             75-1927578
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)




                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c) EXHIBITS.

         99.1 Press Release dated September 11, 2003 (the "Press Release"), announcing estimated revenues for the quarter ended August 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 11, 2003 Intervoice, Inc. ("Intervoice") announced in the Press Release its estimated revenues for the quarter ended August 31, 2003.

         The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INTERVOICE, INC.


                                   By:  /s/ Craig E. Holmes
                                        -----------------------------------
                                        Craig E. Holmes
                                        Executive Vice President and Chief
                                        Financial Officer


Date: September 11, 2003


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                                INDEX TO EXHIBITS


Item
Number   Exhibit
------   -------
99.1     Press Release dated September 11, 2003 (the "Press Release"), announcing estimated revenues for the quarter ended August 31, 2003.